Exhibit 10.1


                              SUPERVISORY AGREEMENT
                              ---------------------


     This Supervisory Agreement (Agreement) is made and effective this 24th day of April 2009 (Effective Date), by and through the Board of Directors (Board) of Harrington West Financial Group, Inc., Solvang, California, OTS Docket No. H-2621 (Holding Company), the holding company for Los Padres Bank, OTS Docket No. 07935 (the Association), and the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Western Region (Regional Director).

     WHEREAS, based on its Report of Examination of the Holding Company issued November 12, 2008, the OTS finds that the Holding Company has engaged in acts and practices that are unsafe and unsound; and

     WHEREAS, OTS is the primary federal regulator of the Holding Company pursuant to the Home Owners' Loan Act (HOLA), 12 USC ss.ss. 1461 et seq., and is the Holding Company's appropriate Federal banking agency for purposes of the Federal Deposit Insurance Act (FDIA), 12 USC ss.ss. 1811 et seq.; and

     WHEREAS, in furtherance of their common goal to ensure that the Holding Company continues to address the unsafe and unsound acts and practices and weaknesses and deficiencies identified by OTS, the Holding Company and OTS have mutually agreed to enter into this Agreement; and

     WHEREAS, on April 23rd 2009, the Holding Company's Board, at a duly constituted meeting adopted a resolution (Board Resolution) that authorizes the Holding Company to enter into this Agreement and directs compliance by the Holding Company and its directors, officers, employees, and other institution-affiliated parties with each and every provision of this Agreement.

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

     NOW THEREFORE, in consideration of the above premises, it is agreed as follows:

Capital Plan
------------

     1. Within thirty (30) days, the Holding Company shall submit to OTS for review and approval a detailed capital plan to attain and maintain minimum capital levels at the Association of: (a) Tier 1 Core Capital of six percent (6%) and Total Risk Based Capital of eleven percent (11%) by June 30, 2009; and
(b) Tier 1 Core Capital of seven percent (7%) and Total Risk Based Capital of twelve percent (12%) by September 30, 2009.

Capital Distributions
---------------------

     2. Effective immediately, the Holding Company shall not declare, make, or pay any dividends (on any class of stock) or other capital distributions, as that term is defined in 12 CFR ss. 563.141, or redeem any capital stock without receiving the prior written non-objection of OTS. The Holding Company's written request for such non-objection shall be submitted to OTS at least thirty (30) days prior to the anticipated date of the proposed dividend payment or capital distribution.

Debt Limitations/Restrictions
-----------------------------

     3. Effective immediately, the Holding Company shall not incur, issue, renew, repurchase, or rollover any debt, increase any current lines of credit, or guarantee the debt of any entity without receiving the prior written non-objection of OTS. The Holding Company's written request for such non-objection shall be submitted to OTS at least thirty (30) days prior to the anticipated date of any such proposed action.

Notice of Change of Director or Senior Executive Officer
--------------------------------------------------------

     4. Effective immediately, the Holding Company is required to notify the OTS of the proposed addition of any individual to its board of directors or the employment of any individual as a senior executive officer or changing of responsibilities of any senior executive officer at least thirty (30) days before such addition or employment or change becomes effective, as required by 12 CFR ss. 563.560(a)(1)(ii) and 12 USC ss. 1831i.

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

Restrictions on Golden Parachute Payments
-----------------------------------------

     5. Effective immediately, the Holding Company shall not make any golden parachute payment(1) or prohibited indemnification payment(2) unless, with respect to each such payment, the Holding Company has complied with the requirements of 12 CFR Part 359.

Effective Date
--------------

     6. This Agreement is effective on the Effective Date as shown on the first page.

Duration
--------

     7. This Agreement shall remain in effect until terminated, modified or suspended, by written notice of such action by OTS, acting by and through its authorized representatives.

Time Calculations
-----------------

     8. Calculation of time limitations for compliance with the terms of this Agreement run from the Effective Date and shall be based on calendar days, unless otherwise noted.

     9. The Regional Director, or an OTS authorized representative, may extend any of the deadlines set forth in the provisions of this Agreement upon written request by the Holding Company that includes reasons in support for any extension. Any OTS extension shall be made in writing.

Submissions and Notices
-----------------------

     10. All submissions, including progress reports, to OTS that are required by or contemplated by the Agreement shall be submitted within the specified timeframes.


---------------------
(1)  The term "golden parachute payment" is defined at 12 CFR ss. 359.1(f).
(2) The term "prohibited indemnification payment" is defined at 12 CFR ss. 359.1(l).


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

     11. Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Agreement shall be in writing and sent by first-class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:

               A. To OTS:
                  -------

                  C.K. Lee, Regional Director Office of Thrift Supervision, Western Region 225 E. John Carpenter Freeway, Suite 500 Irving, TX 75062-2326

                  With a Copy To:
                  ---------------

                  Timothy J. Lane, Assistant Director
                  Office of Thrift Supervision, Western Region
                  1551 N. Tustin Avenue, Suite 1050
                  Santa Ana, CA 92705

               B. To the Holding Company: Attn: Craig J. Cerny
                  --------------------------------------------
                  Harrington West Financial Group, Inc.
                  610 Alamo Pintado Road
                  Solvang, CA 93463


No Violations Authorized
------------------------

     12. Nothing in this Agreement shall be construed as allowing the Holding Company, its Board, officers or employees to violate any law, rule, or regulation.

OTS Authority Not Affected
--------------------------

     13. Nothing in this Agreement shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Holding Company if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

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

Other Governmental Actions Not Affected
---------------------------------------

     14. The Holding Company acknowledges and agrees that its execution of the Agreement is solely for the purpose of resolving the matters addressed herein, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Holding Company that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.

Miscellaneous
-------------

     15. The laws of the United States of America shall govern the construction and validity of this Agreement.

     16. If any provision of this Agreement is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise.

     17. All references to OTS in this Agreement shall also mean any of the OTS's predecessors, successors, and assigns.

     18.  The  section  and  paragraph   headings  in  this  Agreement  are  for
convenience only and shall ot affect the interpretation of this Agreement.

     19. The terms of this Agreement represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters.

Enforceability of Agreement
---------------------------

     20. This Agreement is a "written agreement" entered into with an agency within the meaning and for the purposes of Section 8 of the FDIA, 12 USC ss. 1818.

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

Signature of Directors/Board Resolution
---------------------------------------

     21. Each Director signing this Agreement attests that he or she voted in favor of a Board Resolution authorizing the consent of the Holding Company to the issuance and execution of the Agreement. A copy of the Board Resolution authorizing execution of this Agreement shall be delivered to OTS, along with the executed original(s) of this Agreement.

     WHEREFORE, OTS, acting by and through its Regional Director, and the Board of the Holding Company, hereby execute this Agreement.


Harrington West Financial Group, Inc.               OFFICE OF THRIFT SUPERVISION
Solvang, California


By: /s/ Craig J. Cerny                           By: /s/ Edwin Chow
    ------------------                               -------------------
    Craig J. Cerny, Chairman                         Edwin Chow, Deputy Regional
                                                     Director Western Region

                                                 Date: See Effective Date on
                                                       page 1


/s/ Paul O. Halme
-----------------
Paul O. Halme, Director


/s/ Tim Hatlestad
-----------------
Tim Hatlestad, Director


/s/ John J. McConnell
---------------------
John J. McConnell, Director


/s/ William W. Phillips, Jr.
 ---------------------------
William W. Phillips, Jr., Director


/s/ William D. Ross
-------------------
William D. Ross, Director


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